UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 19, 2026
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 19, 2026, Curis, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s capital stock from 288,757,150 to 572,514,300 and the number of authorized shares of its common stock from 283,757,150 to 567,514,300 (the “Certificate of Amendment”). The additional shares of Common Stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on May 19, 2026, which was effective upon filing. The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In addition, on May 19, 2026, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, which was effective upon filing, eliminating from the Company’s Certificate of Incorporation, the Certificate of Designation with respect to the Company’s Series A Convertible Exchangeable Preferred Stock (the “Series A Preferred Stock”) and the Certificate of Designation with respect to the Company’s Series B Convertible Non-Redeemable Preferred Stock (the “Series B Preferred Stock”). The shares of Series A Preferred Stock and Series B Preferred Stock have been returned to the status of authorized and unissued shares of preferred stock of the Company, without designation as to series. The foregoing summary of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2026. The voting results are set forth below.
1.The following nominees were elected to the Board as Class III directors for terms of three years expiring at the Company’s 2029 annual meeting of stockholders:

Name	For	Withheld	Broker Non-Votes
Martyn D. Greenacre	20,415,639	307,351	2,886,388
Kenneth I. Kaitin, Ph.D.	20,520,545	202,445	2,886,388

2.A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-Votes
16,379,076	346,270	3,997,644	2,886,388

3.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified:

For	Against	Abstain	Broker Non-Votes
23,513,646	62,881	32,851	—

4.The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock was adopted and approved:

For	Against	Abstain	Broker Non-Votes
21,649,122	1,768,174	192,082	—

5.The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event there are insufficient votes to approve Proposal 4 was approved:

For	Against	Abstain	Broker Non-Votes
22,767,275	774,603	67,500	—

Although Proposal 5 was approved, an adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposal 4.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Curis, Inc., as amended
3.2	Certificate of Elimination of the Company’s Series A Convertible Exchangeable Preferred Stock and Series B Convertible Non-Redeemable Preferred Stock
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	May 22, 2026	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer